EXHIBIT 10.20



                               AMENDING AGREEMENT

         THIS AGREEMENT made as of the 1st day of December, 1998.

BETWEEN:

                      SUN LIFE ASSURANCE COMPANY OF CANADA
                       (hereinafter called the "Landlord")

                                                               OF THE FIRST PART

AND:

                         MDSI MOBILE DATA SOLUTIONS INC.
                        (hereinafter called the "Tenant")

                                                              OF THE SECOND PART


     WHEREAS by a lease (the "Lease") dated the 18th day of September, 1997, the Landlord demised to the Tenant part of the property municipally known as 10271 Shellbridge Way, Richmond, British Columbia, such premises are more particularly described in the Lease, for the term and on the terms and conditions therein set out;

     AND WHEREAS effective December 1, 1998, the parties hereto have agreed to amend the Lease;

     NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the premises, the sum of ONE DOLLAR ($1.00) of lawful money of Canada and other valuable consideration paid by each party to the other (the receipt and sufficiency whereof is hereby acknowledged), the parties hereto covenant and agree as follows:

1. The parties hereto acknowledge, confirm and agree that Clause 1.01 "Premises" of the Lease shall be amended to read 96,816 square feet, and Schedule "A" of the Lease shall be replaced with Schedule "A" attached hereto.

2.   The parties hereto acknowledge,  confirm and agree that Schedule C, Section
     D.1 being referred to in Clause 1.04 "Basic Rent" of the Lease shall be deleted in its entirety and replaced with the following to read:

     During the term of the lease, Basic Rent shall be due and payable commencing December 1, 1998 as follows:

     For the period December 1, 1998 to and including November 30, 2003, Basic Rent due and payable to the Landlord shall be ONE MILLION FOUR HUNDRED FIFTY-TWO THOUSAND TWO HUNDRED FORTY DOLLARS ($1,452,240.00) per annum payable in equal monthly instalments of ONE HUNDRED TWENTY-ONE THOUSAND TWENTY DOLLARS ($121,020.00).

     For the period December 1, 2003 to and including November 30, 2008, Basic Rent due and payable to the Landlord shall be ONE MILLION FIVE HUNDRED NINETY-SEVEN THOUSAND FOUR HUNDRED SIXTY-FOUR DOLLARS ($1,597,464.00) per annum payable in equal monthly instalments of ONE HUNDRED THIRTY-THREE THOUSAND ONE HUNDRED TWENTY-TWO DOLLARS ($133,122.00).

3. The parties hereto acknowledge, confirm and agree that in all other respects the terms and conditions of the Lease remain in full force and effect, unchanged and unmodified, except as amended by this agreement, in accordance with the terms and conditions of the Lease, as amended hereby.

4. Except as specifically stated in this agreement, any expression used in this agreement has the same meaning as the corresponding expression used in the Lease.

5. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns in accordance with the Lease.

     IN WITNESS WHEREOF the parties have hereunto executed this agreement under seal as of the day and year first above written.

SUN LIFE ASSURANCE COMPANY OF CANADA        )
                                            )
                                            )
                                            )
Per:    /s/ F.W. Crockett                   )                c/s
     ---------------------------------------)
              F.W. Crockett                 )
             Director, Leasing              )
                                            )
                                            )
Per:    /s/ S.J. Larsen                     )
     ---------------------------------------)
               S.J. Larsen                  )
       Director, Property Management        )




MDSI MOBILE DATA SOLUTIONS INC.             )
                                            )
                                            )
                                            )
Per:       /s/ Kenneth R. Miller            )                c/s
     ---------------------------------------)
                                            )
                                            )
                                            )
                                            )
Per:       /s/ Robert Cruickshank           )
     ---------------------------------------)

                                  SCHEDULE "A"




     Explanatory Plan of Leased Areas Comprising the Ground Floor, Second Floor, Third Floor and Roof Floor of a 3-Storey Building Situated on Lot 115, Except Part Subdivided by Plan 63226, Section 26, Block 5 North, Range 5 West, New Westminster District, Plan 45786



                            [Diagram of leased area]



                                                                        INITIALS

                                                           [Initials] [Initials]